SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K




                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934




Date of Report (Date of earliest event reported) September 21, 1995





                          VMLPZ Mortgage Investors L.P.
             (Exact name of registrant as specified in its charter)



Delaware                   0-13736                     36-3311607
(State or other            (Commission File            (IRS Employer
jurisdiction of             Number)                     Identification No.)
incorporation)



c/o KPMG Peat Marwick L.L.P.
99 High Street, Boston, Massachusetts                         02110-2371
(Address of principal executive offices)                      (Zip Code)



Registrant's telephone number, including area code:  617-338-2925



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Item 5.           Other Events.


     See the registrant's press release, dated September 21, 1995, attached hereto as Exhibit 20.1, which is incorporated herein by reference, announcing the adoption by the registrant of a plan of complete liquidation and termination.

     See the registrant's Plan of Complete Liquidation and Termination of VMLPZ Mortgage Investors L.P., adopted September 21, 1995, attached hereto as Exhibit 20.2, which is incorporated herein by reference.


Item 7.           Financial Statements and Exhibits.


(c)      Exhibits.

     Exhibit 20.1 - Press Release, dated September 21, 1995, of the registrant.

     Exhibit 20.2 - Plan of Complete Liquidation and Termination of VMLPZ Mortgage Investors L.P., adopted by the registrant on September 21, 1995.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    VMLPZ MORTGAGE INVESTORS L.P.

                                    By:  VMLPZ Mortgage Investors, Inc.,
                                         General Partner


                                    By:  Philip H. Brady, Jr.
                                         Philip H. Brady, Jr., Acting President

Date:  September 21, 1995




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
                                  EXHIBIT INDEX


Exhibit No.


20.1              Press release, dated September 21, 1995

20.2              Plan of Complete Liquidation and
                  Termination of VMLPZ Mortgage Investors
                  L.P., adopted September 21, 1995

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